Exhibit 99.1

LUCIRA™ HEALTH Hires Chief Revenue Officer Kevin Collins

Appointment expands Lucria’s management team with medtech veteran

EMERYVILLE, CA. – May 28, 2021 -- Lucira Health, Inc. (Nasdaq: LHDX), a medical technology company focused on the development and commercialization of transformative and innovative infectious disease test kits, today announced medtech veteran Kevin Collins has joined the company as Chief Revenue Officer with global revenue responsibility.

Collins began his medical technology career with Lumenis Ltd., a medical equipment and laser technologies company, where he rose from Area Sales Manager to Regional Sales Manager for lasers in two years. In 2009, he joined Intutive Surgical, Inc., a world leader in medical robotics. In 2017 he was named Vice President, Global Distribution Markets, driving the adoption of da Vinci surgical robots across 36 countries while generating revenue growth. Most recently, he was Vice President of International Commercial Operations at Outset Medical, Inc., which is introducing innovative dialysis technology.

Lucira CEO Erik Engelson said, “We are delighted that Kevin is joining our management team.  He’s an experienced global business leader who has increased sales in every stage of his dynamic career. Our testing platform dovetails perfectly with his expertise and commitment to improving healthcare.”

About Lucira Health, Inc.

Lucira is a medical technology company focused on the development and commercialization of transformative and innovative infectious disease test kits. Lucira’s testing platform produces lab quality molecular testing in a single-use, consumer-friendly, palm-size test kit powered by two AA batteries. Lucira designed its test kits to provide accurate, reliable and on-the-spot molecular test results anywhere and at any time. The LUCIRA™ CHECK IT COVID-19 Test Kit (OTC) and LUCIRA™ COVID-19 All-In-One Test Kit (Rx) are designed to provide a clinically relevant COVID-19 result within 30 minutes from sample collection.

Forward Looking Statements

Statements contained in this press release regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements regarding, among other things, Lucira’s continued development and commercialization of its transformative and innovative infectious disease test kits and ability to increase sales. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “can” “plans,” “will,” “may,” “anticipates,” “expects,” “potential” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon Lucira’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, including the impact to our business of the ongoing COVID-19 pandemic; any impact on our ability to market our products; demand for our products due to deferral of procedures using our products or disruption in our supply chain; our ability to achieve or sustain profitability; our ability to gain market acceptance for our products and to accurately forecast and meet customer demand; our ability to compete successfully; our ability to enhance our product offerings; development and manufacturing problems; capacity constraints or delays in production of our products; maintenance of coverage and adequate reimbursement for procedures using our products; and product defects or failures. These and other risks and uncertainties are described more fully in the “Risk Factors” section and elsewhere in our filings with the Securities and Exchange Commission and available at www.sec.gov, including in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. Any forward-looking statements that we make in this announcement speak only as of the date of this press release, and Lucira assumes no obligation to update forward-looking statements whether as a result of new information, future events or otherwise after the date of this press release, except as required under applicable law.

Lucira Health Media Contact

Kevin Knight

206-451-4823

media@lucirahealth.com

Lucira Health Investor Contact

Greg Chodaczek

347-620-7010

investorrelations@lucirahealth.com